UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2021 (May 20, 2021)

VERITIV CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36479	46-3234977
(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Abernathy Road NE
Building 400, Suite 1700
Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 391-8200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	VRTV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 20, 2021, Veritiv Corporation (the “Company”) entered into a second amendment (the “Second Amendment”) to its Credit Agreement dated as of July 1, 2014, as amended as of August 11, 2016, and as amended and restated as of April 9, 2020, among the Company, Veritiv Operating Company and the other borrowers from time to time parties thereto, the several lenders and financial institutions from time to time parties thereto, Bank of America, N.A., as administrative agent and collateral agent for the lenders party thereto, and the other parties thereto, which provides for an asset-based lending credit facility in an aggregate principal amount of up to $1.1 billion, subject to availability under a borrowing base (the “Amended and Restated ABL Facility”). The Second Amendment, among other things, extended the maturity date of the facility to May 20, 2026, added LIBOR transition provisions and reduced the rates provided in the pricing grid applicable to interest rates thereunder. Customary fees are payable in respect of the Second Amendment.

A copy of the Second Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Company and its affiliates may from time to time engage certain of the lenders under the Amended and Restated ABL Facility to provide other banking, investment banking and financial services.

Item 9.01.	Financial Statements and Exhibits.

(d)        Exhibits.

The following exhibits are included with this report:

Exhibit No.	Exhibit Description

10.1	Second Amendment to ABL Credit Agreement dated as of May 20, 2021 among the Company, Veritiv Operating Company and the other borrowers from time to time parties thereto, the several lenders and financial institutions from time to time parties thereto, Bank of America, N.A., as administrative agent and collateral agent for the lenders party thereto, and the other parties thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERITIV CORPORATION

Dated:	May 20, 2021	/s/ Mark W. Hianik
Mark W. Hianik
Senior Vice President, General Counsel & Corporate Secretary